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                                                                    Exhibit 10.9


                                SECOND AMENDMENT
                                       TO
                              ARGO-TECH CORPORATION
                                 EMPLOYEE STOCK
                                 OWNERSHIP PLAN
                                       AND
                                 TRUST AGREEMENT

                  WHEREAS, Argo-Tech Corporation established the Argo-Tech Corporation Employee Stock Ownership Plan (the "Plan") effective as of May 17, 1994 under the Argo-Tech Corporation Employee Stock Ownership Plan and Trust Agreement (the "Trust Agreement"); and

                  WHEREAS, Argo-Tech Corporation deems it desirable further to amend the Plan;

                  NOW, THEREFORE, effective for Plan Years beginning on and after November 1, 1994, Section 3.06(B) of the Trust Agreement is amended to provide as follows:

                  (B) Employment Requirement. A Participant for a particular Plan Year shall share in the allocation of Employer contributions and Participant forfeitures, if any, for that Plan Year only if he is actively employed by the Employer as an Employee (other than an Excluded Employee) on the last day of such Plan Year or his employment terminates during such Plan Year as a result of his death, or his Disability, or after he has attained age 55 with 10 or more years of Continuous Service.


                                 *     *     *

                  IN WITNESS WHEREOF, the Company has executed this Second Amendment this 9th day of May, 1996.

                                       ARGO-TECH CORPORATION

                                       By  /s/ Paul R. Keen
                                          --------------------------------
                                           Title: Vice President

                                       And /s/ Frances S. St. Clair
                                          --------------------------------
                                           Title: Vice President